                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                   0-21352                    31-1177192
     ----------------         --------------------        ---------------------
     (STATE OR OTHER          (COMMISSION FILE NO.)         (IRS EMPLOYER
     JURISDICTION OF                                      IDENTIFICATION NUMBER)
     INCORPORATION OR
     ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INTRODUCTORY NOTE

      This Form 8-K/A No. 1 (the "Amendment No. 1") of Applied Innovation Inc. (the "Company") amends the Company's Form 8-K, dated January 24, 2005, and filed with the SEC on January 28, 2005 (the "Original Form 8-K"). The Original Form 8-K is incorporated herein by reference.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The disclosure contained in Item 5.02 of this Amendment No. 1 is incorporated into Item 1.01 of this Amendment No. 1 by reference.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      The disclosure contained in Item 1.01 of the Original Form 8-K and paragraph 1 of Item 5.02 of the Original Form 8-K is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 11, 2005, the Company entered into an employment agreement with William H. Largent (the "Employment Agreement"), who was appointed as the Company's President and Chief Executive Officer, effective January 24, 2005. The information required by Item 5.03(c)(3) of Form 8-K was not determined as of the filing date of the Original Form 8-K. Pursuant to Instruction 2 of Item 5.02 of Form 8-K, the material terms of Mr. Largent's Employment Agreement are provided in this Amendment No. 1 as follows:

      - The Employment Agreement with Mr. Largent is "at will" and, therefore, does not have a stated term.

      - Mr. Largent will receive a minimum annual base salary of $175,000, plus any increases in base compensation as may be authorized from time to time by the Board of Directors. The Employment Agreement also provides for Mr. Largent's participation in the Company's bonus plan, employee benefit programs and other benefits as described in the Employment Agreement.

      - In the event of termination of Mr. Largent's employment (i) by reason of death or disability (as defined in the Employment Agreement); (ii) by the Company for cause (as defined in the Employment Agreement); or (iii) by Mr. Largent for any reason, the Company shall provide payment to Mr. Largent of the earned but unpaid portion of his base salary through the termination date.

      - In the event of termination of Mr. Largent's employment by the Company without cause, the Company will pay to Mr. Largent (i) the earned but unpaid portion of his base salary through the termination date and (ii) the pro-rated portion of any bonus earned, if Mr. Largent is eligible for a cash bonus under a bonus plan determined by the Company's Board of Directors, based on the number of days in the year that Mr. Largent was employed by the Company, payable at the same time as other eligible employees of the Company are paid their bonuses.

      - In the event of a change in control (as defined in the Employment Agreement) of the Company, the Employment Agreement provides that Mr. Largent is entitled to a lump sum of 2.0 times his basic salary in effect at the date of the change in control. In addition, all of Mr. Largent's outstanding stock options and restricted stock awards shall fully vest.

      - If the Company enters into a definitive agreement and such agreement is entered into prior to the termination of Mr. Largent's employment by the Company without cause, but results in a change in control (as defined in the Employment Agreement) of the Company within 6 months after Mr. Largent's termination, then Mr. Largent will be entitled to the change in control benefits described in the immediately preceding bullet point.

                                        2

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      -     The Employment Agreement with Mr. Largent also contains
            non-competition and non-solicitation covenants. These covenants, as described in the Employment Agreement, are effective during employment and for a period of 12 months following termination of employment.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

Exhibit No.                        Description
   10.1      Employment Agreement between the Company and William
             H. Largent.

                                       3

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APPLIED INNOVATION INC.

Date: February 17, 2005                By: /s/ Andrew J. Dosch
                                           -------------------------------------
                                           Andrew J. Dosch, Vice President,
                                           Chief Financial Officer and Treasurer

                                        4

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                                  EXHIBIT INDEX

Exhibit No.                          Description
 10.1        Employment Agreement between the Company and William H. Largent.